Fair Value Measurements (Details) - Schedule of fair value measurement of the warrants - Initial Measurement [Member]	Mar. 16, 2021 $ / shares
Fair Value Measurements (Details) - Schedule of fair value measurement of the warrants [Line Items]
Risk-free interest rate	1.05%
Expected term (years)	5 years
Expected volatility	17.50%
Exercise price (in Dollars per share)	$ 11.5
Stock price (in Dollars per share)	$ 10
Dividend yield	0.00%